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                        IMPORTANT INFORMATION REGARDING
                           THE FOUNTAIN SQUARE FUNDS


Through December 31, 1997, Fifth Third Bank, the investment advisor to the Fountain Square Funds, is offering a special $50 investment bonus to individuals who purchase shares of a Fountain Square Stock or Bond Mutual Fund through Fifth Third Securities, Inc. The minimum investment required to receive the $50 investment bonus, payable in shares of Fountain Square Funds, is $5,000 and the minimum holding period is six months.

For more details regarding this special offer, call your Fifth Third Securities Investment Consultant or 1-888-799-5353.

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This notice is a supplement to your prospectus. Please keep it with your prospectus. One investment bonus per customer.

Fifth Third Securities, Inc. is not a bank. Investments made through Fifth Third Securities, Inc. and investments in the Fountain Square Funds are: NOT INSURED BY THE FDIC or any other government agency, are not deposits or obligations of Fifth Third Bank, are not endorsed or guaranteed by Fifth Third Bank, and are subject to investment risks including possible loss of principal. For more complete information about the funds including charges and expenses, please consult your prospectus or contact Fifth Third Securities at 1-888-799-5353 for a prospectus. Please read it carefully before you invest or send money.

Fifth Third Securities, Inc., a member of NASD and SIPC, is a full-service brokerage subsidiary of Fifth Third Bank. Accounts are carried with BHC Securities, Inc., a member of NYSE and SIPC. The investment advisor to the Fountain Square Funds is Fifth Third Bank.


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